SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): March 3, 2005

                        ADVANCED OPTICS ELECTRONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         0-24511                                         88-0365136
(Commission File Number)                       (IRS Employer Identification No.)

                           8301 Washington NE, Suite 5
                              Albuquerque, NM 87113
          (Address of Principal Executive Offices, Including Zip Code)

                                 (505) 797-7878
              (Registrant's Telephone Number, Including Area Code)


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Item 4.01.  Change in Registrant's Certifying Accountant

Effective March 3, 2005, the Board of Directors of the Company approved the engagement of Kabani & Company, Inc. as its independent auditors for the fiscal year ended December 31, 2004. The Company did not consult with Kabani & Company, Inc. on any matters prior to their retention.

The Company chose to engage Kabani & Company, Inc to achieve closer personal attention related to audit and public disclosure matters through out the year


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ADVANCED  OPTICS ELECTRONICS, INC.

Date:      March 3, 2005

                                                        BY: /s/ John J. Cousins
                                                         ----------------------
                                                         John J Cousins
                                                         Vice President, Finance